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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   October 26, 2004
                                                      -------------------


                              W. P. Carey & Co. LLC

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                001-13779                                 13-3912578
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        (Commission File Number)               (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                                   10020
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(Address of Principal Executive Offices)                             (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, the Registrant announced its financial results for the three and nine-month periods ended September 30, 2004. Attached as Exhibit 99.1 is a copy of the press release relating to the Registrant's earnings results, which is incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.          Exhibit
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
   99.1           Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  W. P. CAREY & CO. LLC



                                  By: /s/  Gordon F. DuGan
                                     -------------------------------------------
                                     Gordon F. DuGan, Co-Chief Executive Officer


Date:  October 26, 2004